UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2017

STG GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36149	46-3134302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11091 Sunset Hills Road, Suite 200
Reston, Virginia 20190

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 691-2480

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On November 20, 2017, Damian Perl notified STG Group, Inc. (the “Company”) of his resignation from the Board of Directors (the “Board”) of the Company, effective immediately. A copy of Mr. Perl’s resignation letter is attached as Exhibit 99.1 to this Form 8-K.

On November 20, 2017, Robert B. Murrett notified the Company of his resignation from the Board, effective immediately. Mr. Murrett was the chairperson of the Nominating and Governance Committee and a member of the Audit Committee, the Compensation Committee and the Government Security Committee. A copy of Mr. Murrett’s resignation letter is attached as Exhibit 99.2 to this Form 8-K.

On November 20, 2017, Hon. Ronald R. Spoehel notified the Company of his resignation from the Board, effective immediately. Mr. Spoehel was the chairperson of the Audit Committee and a member of the Compensation Committee and the Nominating and Governance Committee. A copy of Mr. Spoehel’s resignation letter is attached as Exhibit 99.3 to this Form 8-K.

On November 22, 2017, Hon. David C. Gompert notified the Company of his resignation from the Board, effective immediately. Mr. Gompert was the chairperson of the Compensation Committee and a member of the Nominating and Governance Committee, the Audit Committee and the Government Security Committee. A copy of Mr. Gompert’s resignation letter is attached as Exhibit 99.4 to this Form 8-K and the correspondence referenced in his resignation letter are attached as Exhibits 99.5 and 99.6 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Damian Perl’s Letter of Resignation, dated November 20, 2017.

Exhibit 99.2	Robert B. Murrett’s Letter of Resignation, dated November 20, 2017.

Exhibit 99.3	Hon. Ronald R. Spoehel’s Letter of Resignation, dated November 20, 2017.

Exhibit 99.4	Hon. David C. Gompert’s Letter of Resignation, dated November 22, 2017.

Exhibit 99.5	Letter by Hon. David C. Gompert to Simon Lee and Damian Perl, dated November 21, 2017.

Exhibit 99.6	Email Letter by Hon. David C. Gompert to Simon Lee and Damian Perl, dated November 22, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STG GROUP, INC.

By:	/s/ Simon S. Lee
Simon S. Lee
Chairman of the Board of Directors

Date: November 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Damian Perl’s Letter of Resignation, dated November 20, 2017.

99.2	Robert B. Murrett’s Letter of Resignation, dated November 20, 2017.

99.3	Hon. Ronald R. Spoehel’s Letter of Resignation, dated November 20, 2017.

99.4	Hon. David C. Gompert’s Letter of Resignation, dated November 22, 2017.

99.5	Letter by Hon. David C. Gompert to Simon Lee and Damian Perl, dated November 21, 2017.

99.6	Email Letter by Hon. David C. Gompert to Simon Lee and Damian Perl, dated November 22, 2017.